UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

SEPTEMBER 16, 2005
Date of report (Date of earliest event reported)

TELEDIGITAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-05112-C	93-0898539
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

7400 METRO BLVD, SUITE 385
EDINA, MINNESOTA 55439
(Address of principal executive offices, including zip code)

(952) 876-0527
(Registrant’s telephone number, including area code)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

ITEM 8.01    OTHER EVENTS.

        On September 16, 2005, Teledigital, Inc. (the “Company”) announced that on September 9, 2005 it applied to deregister its Common Stock and to terminate its duty to file periodic reports required under the Exchange Act. The press release is dated September 16, 2005, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

SECTON 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

        The following exhibit is being furnished with this Current Report on form 8-K and is hereby incorporated herein by reference:

99.1	A copy of the press release issued by the Company on September 16, 2005 announcing its application to deregister its Common Stock and to terminate its duty to file periodic reports required under the Exchange Act.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Teledigital, Inc.

Date: September 16, 2005	By:	/s/ Frederic H. Sweeny
Frederic H. Sweeny Chief Executive Officer, Chief Financial Officer